UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – January 26, 2016

Chubb Limited

(Exact name of registrant as specified in its charter)

Switzerland	1-11778	98-0091805
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Baerengasse 32

CH-8001 Zurich, Switzerland

Telephone: +41 (0)43 456 76 00

(Address of principal executive offices)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On January 26, 2015, Chubb Limited (formerly ACE Limited) issued a Press Release reporting legacy ACE Limited and legacy Chubb Corporation fourth quarter 2015 results and the availability of the legacy ACE Limited fourth quarter 2015 Financial Supplement, the legacy Chubb Corporation fourth quarter 2015 Financial Supplement, and legacy Chubb Corporation 2015 Update on Asbestos Reserves. The Press Release, the Financial Supplements, and the Update on Asbestos Reserves are attached hereto as Exhibit 99.1 Exhibit 99.2, Exhibit 99.3, and Exhibit 99.4, respectively, and are hereby incorporated herein by reference.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, Dated January 26, 2016, Reporting Fourth Quarter 2015 Results

99.2	Fourth Quarter 2015 Financial Supplement - legacy ACE Limited Financial Results

99.3	Fourth Quarter 2015 Financial Supplement - legacy Chubb Corporation Financial Results

99.4	Legacy Chubb Corporation 2015 Update on Asbestos Reserves

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Chubb Limited

DATE: January 26, 2016	By:	/s/ Philip V. Bancroft
Philip V. Bancroft
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Description	Method of Filing

99.1	Press Release, Dated January 26, 2016, Reporting legacy ACE and legacy Chubb Corporation Fourth Quarter 2015 Results	Furnished herewith

99.2	Fourth Quarter 2015 Financial Supplement - legacy ACE Limited Financial Results	Furnished herewith

99.3	Fourth Quarter 2015 Financial Supplement - legacy Chubb Corporation Financial Results	Furnished herewith

99.4	Legacy Chubb Corporation 2015 Update on Asbestos Reserves	Furnished herewith